Other Current Assets (Detail) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Other Assets, Current [Line Items]
VAT recoverable	$ 26,034	162,195	282,560
Income taxes recoverable	7,748	48,268	57,548
Unbilled solar systems integration revenue	9,763	60,822
Other receivables - net	3,220	20,064	128,115
Prepaid expenses	10,503	65,435	60,349
Other current assets	$ 57,268	356,784	528,572